UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

OLDWEBSITES.COM, INC.
(Name of Registrant as Specified In Its Charter)
_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [ ] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.Title of each class of securities to which transaction applies:
2.Aggregate number of securities to which transaction applies:
3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): .
4.Proposed maximum aggregate value of transaction:
5.Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.Amount Previously Paid: ........................................................................................
2.Form, Schedule or Registration Statement No.: ........................................................................................
3.Filing Party: ........................................................................................
Date Filed: ........................................................................................

OLDWEBSITES.COM, INC.
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

US Securities & Exchange Commission
Washington, DC

Memo:

Attached is a preliminary proxy statement being filed by Oldwebsites.com, Inc.

We are filing this preliminary proxy statement because an additional item of business has been added for approval of the shareholders.

The additional item is:

For the shareholders to vote on dissolution of the Company subject to the terms and conditions set forth in the proxy statement.

If you have any questions please contact:

STEVEN L. TAYLOR, PC
Lawyer
1338 South Foothill Drive, Suite 322,
Salt Lake City, Utah 84108
801 578-3283

/s/    James Roszel
James Roszel, President

OLDWEBSITES.COM, INC.
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
August 16, 2011

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of OLDWEBSITES.COM, INC. (“Company”) will be held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:15 am MST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company's independent auditors.

3.	To vote on dissolution of the Company on the terms and conditions set forth in the proxy statement.
4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 15, 2011, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the corporate office of the Company.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ James Roszel
James Roszel, Chairman

Salt Lake City, Utah
July 11, 2011

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

OLDWEBSITES.COM, INC.
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Oldwebsites.com, Inc., a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on Tuesday August 16, 2011.  This proxy statement and form of proxy will be sent to shareholders on approximately August 1, 2011.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and if no instruction is given will be voted “FOR” the election of the named directors and FOR” ratification of the appointment of the independent auditors of the Company and “FOR” dissolution of the Company subject to the conditions set forth herein on page 9 below. The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $3,000.  To date, the Company has spent $500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, July 15, 2011, there were 7,909,345 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following tables sets forth, as of the date herein, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares, each officer and director individually and all directors and officers of the Company as a group.

Title of Class	Name & Address of Beneficial Owner	Amount, Nature & Percentage of Beneficial Ownership
Common	Cooksmill NetSystems, Inc.	3,982,113 shares (voting)	50.35%
	(Note 1)
	7 Darren Place
	Guelph, Ontario Canada

Common	James Roszel	92,348 shares (voting)	1.17%
	(Note 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Paul Roszel	242,066 shares (voting)	3.06%
	(Note 1 & 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Terrence Millie	158,678 shares (voting)	2.01%
	7 Sereney St, Box 129
	Braeside, Ontario Canada

Common	Richard R. Ivanovick C.A.	410,563 shares (voting)	5.19%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	Directors, as a group	4,885,768 shares (voting)	61.77%

Note (1) Cooksmill NetSystems Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.

Note (2) James Roszel is the son of Paul Roszel.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and officers of the Company are as follows:

Name	Age	Position	Term of Office

James Roszel	28	Chairman of the Board,	08/99 to Present
(Note 1)		President

Paul Roszel	53	Director	08/99 to Present
(Note 1)

Terrence Millie	32	Director	08/99 to Present

Richard Ivanovick, C.A.	69	Chief Financial Officer	08/99 to Present

(Note 1)  James Roszel is the son of Paul Roszel

For the past nine years James Roszel has been responsible for the ongoing marketing, and participated in business development, of Maydao Corporation.  James Roszel is a Director of Maydao Corporation and Scrap China Corporation, a former wholly owned subsidiary of Maydao Corporation. James Roszel has been the President and a Director of Oldwebsites.com, Inc., formerly Fiberglass.com, Inc., since its inception.

For the past thirteen years Paul Roszel has been responsible for the ongoing development and promotion of Maydao Corporation.  Mr. Roszel is the founding director, Chairman of the Board and President, of Maydao Corporation. Paul Roszel is the Chief Executive Officer and President of Scrap China Corporation, a former wholly owned subsidiary of Maydao Corporation.  Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

For the past nine years Terrence Millie has been involved in the development of Oldwebsites.com, Inc. formerly Fiberglass.com, Inc. He has also been involved in the development of Maydao Corporation and of Scrap China Corporation, a former wholly owned subsidiary of Maydao Corporation.

Richard R. Ivanovick C.A. joined the Company in August 1999 as the Chief Financial Officer.  For the past 33 years, Richard R. Ivanovick C.A. has served as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles, in the Guelph, Ontario area.  Richard R. Ivanovick is the Chief Financial Officer and Director of Maydao Corporation and Scrap China Corporation, a former wholly owned subsidiary of Maydao Corporation.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above.  There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Involvement in Certain Legal Proceedings

To the knowledge of the Company there are no pending or threatened litigation or proceedings against the Company.

Meetings of the Board

During the last fiscal year the Company's Board of Directors held two meetings and took unanimous action through two sets of minutes. Mr. Millie was unable to attend the meetings as he was out of the country.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Indemnification of Directors and Officers
Compliance with Section 16(a) of the Exchange Act

Section 16-10a-901 through 909 of the Utah Revised Business Corporation Act authorizes a corporation's board of directors or a court to award indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred, including counsel fees) arising under the Securities Act of 1933. A director of a corporation may only be indemnified if: (1) the conduct was in good faith; and (2) the director reasonably believed that the conduct was in or not opposed to the corporation's best interest; and (3) in the case of any criminal proceeding, the director had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a person under the Utah Act unless and until the corporation's board of directors has determined that the applicable standard of conduct set forth above has been met.

The Company's Articles of Incorporation do not provide for any additional or different indemnification procedures other than those provided by the Utah Act, nor has the Company entered into any indemnity agreements with its current directors and officers regarding the granting of other or additional or contractual assurances regarding the scope of the indemnification allowed by the Utah Act. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company regarding which indemnification is sought, nor is the Company aware of any threatened litigation that may result in claims or indemnification. The Company has not obtained director's and officer's liability insurance, although the board of directors of the Company may determine to investigate and, possibly, acquire such insurance in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDANCE

The Company had an agreement with Inter-Continental Recycling, Inc., an Ontario Corporation with its head office address at 7 Darren Place, Guelph Ontario. Inter-Continental Recycling, Inc. is controlled 100% by Mr. Paul Roszel and his immediate family. Inter-Continental Recycling Inc. operates a pool of qualified personnel, working on development projects, computer programming updates and sales activities for various companies.  From this pool of personnel, Inter-Continental assigned and provided employees to the Company as long as the Company required them and could pay the associated costs.

Through November 2009, Oldwebsites.com, Inc. was billed $750 monthly for direct costs for web hosting fees and utilization of bandwidth. The Company was also billed monthly for services supplied directly for management and sales activities, which varied monthly based on the activity level.

Cooksmill NetSystems, Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company.  Mr. Roszel and his immediate family own 4,316,527 common shares of Oldwebsites.com, Inc. which includes 92,348 common shares owned by James Roszel, the President of the Company and the son of Paul Roszel.

As of November 30, 2009, the Company had received working capital loans of $46,000, from Cooksmill NetSystems, Inc. to allow the Company to pay for expenses.  This loan was eliminated in exchange for the intangible assets of the Company on November 30, 2009.   Additional working capital loans of $28,300 have been received as of December 31, 2010 from Cooksmill NetSystems Inc.  The Company anticipates that Cooksmill NetSystems, Inc., if required, will provide additional funds, however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Mr. Paul Roszel, through his holdings, controls the majority of the shares in Oldwebsites.com, Inc.

Paul Roszel is the Chief Executive Officer and founding director of Maydao Corporation, the former parent Company of Oldwebsites.com, Inc.  James Roszel is the son of Paul Roszel.

There are no other transactions during 2010, or proposed transactions, between the Company and any director or officer or greater than 5% shareholder in which such persons had or is to have a direct or indirect material interest. The Company has no stock options; option plans or other incentive compensation plans at the present time, although the Company anticipates that it may adopt incentive compensation plans in the future. Further, the Company has no formal management or employment agreements with any of its officers, directors or other employees.

Officers, directors, and greater than 5% shareholders, of the Company may have a direct or indirect interest in future potential businesses or entities in the recycling industry.

There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of its officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect.  None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company's or other entity's consolidated gross revenues for its last full fiscal year.  None of the Company's directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company's or other entities consolidated gross revenues for its last full fiscal year.  None of the Company's directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of its last full fiscal year in an aggregate amount in excess of 5% of the Company's total consolidated assets at the end of such year.  None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment-banking firm that has performed services for the Company.  Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.  See also Note 2 on Notes to Consolidated Financial Statements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years 2010 and 2009 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary
James Roszel, President & Chairman	2010	0
	2009	0

Paul Roszel, Director	2010	0
	2009	0

Terrence Millie, Director	2010	0
	2009	0

Richard R. Ivanovick, CFO	2010	0
	2009	0

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell P.C. served as the Company’s Independent Registered Public Accountants for the year ended December 31, 2010 and are expected to serve in that capacity for the current year. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell P.C. for the years ended December 31, 2010 and 2009 are summarized as follows:

	2010	2009
Audit Fees	$15,000	$15,000
Audit related	-	-
Tax	1,700	1,700
All other	-	-
Total	$16,700	$16,700

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1 - ELECTION OF DIRECTORS
The persons named above in "Directors and Executive Officers" and who are designated as directors of the Company, James Roszel and Paul Roszel and Terrence Millie are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

Each shareholder is entitled to vote the number of common shares held, in person or by proxy, for each of the three nominees.  Cooksmill NetSystems Inc, the majority shareholder of the Company, holding 50.35% of the outstanding shares are entitled to vote the number of common shares held, in person or by proxy, for each of the three nominees.  As such, if Cooksmill NetSystems Inc votes, the outcome of the vote for the election of directors will be directly affected either for or against the nominees by Cooksmill NetSystems Inc’s vote.

The election of a nominee requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the above nominees.

PROPOSAL NUMBER 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company's public accountants for more than eight years and the Board is requesting that the shareholders ratify that appointment.

Each shareholder is entitled to vote the number of common shares held, in person or by proxy, for the ratification of the appointment of the independent public accountants.  Cooksmill NetSystems Inc, the majority shareholder of the Company, holding 50.35% of the outstanding shares are entitled to vote the number of common shares held, in person or by proxy, on the ratification of the appointment of the independent public accountants.  As such, if Cooksmill NetSystems Inc votes, the outcome of the vote for the ratification of the appointment of the independent public accountants will be directly affected either for or against the appointment of the independent public accountants.

The ratification of the independent public accountants requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting

The Board of Directors recommends a vote "FOR" the ratification of the public accountants.

PROPOSAL NUMBER 3 – TO RATIFY THE CONSENT RESOLUTION OF THE BOARD OF DIRECTORS OF OLDWEBSITES.COM, INC. REGARDING DISSOLUTION, SUBJECT TO THE CONDITIONS SET FORTH BELOW

At a board meeting held on September 24, 2009, the Board of Directors decided that due to the economic downturn, that the Company could no longer sustain the business plan of the development of websites with a 3 to 5 year time sale horizon.  As the Company had accumulated deficits, negative cash flows from operations, and losses since inception the Company could no longer sustain these operations as a going concern.   The Board of Directors recommended to the shareholders to discontinue the operations within Oldwebsites.com, Inc.

At the Annual Meeting of Shareholders held on November 25, 2009 the shareholders unanimously approved Cooksmill NetSystems Inc., the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of the Company, to acquire all of the in-tangible assets of the Company, which are comprised of 24 (twenty-four) websites for the debt owed to Cooksmill NetSystems Inc. of US $46,000.00 in lieu of cash payment.

As the in-tangible assets of the Company had nominal value, the sale price and form of consideration was determined by the recommendation of the Board of Directors; to dispose of the in-tangible assets of the Company and to eliminate the debt owed by the Company.   The Board of Directors due to a conflict of interest engaged in no negotiations of this proposed divestiture.  Mr. James Roszel and Mr. Paul Roszel are both principals of Cooksmill NetSystems Inc. and members of the Board of Directors of the Company. Due to this potential conflict of interest, the Board of Directors did not engage in any negotiations and referred this proposal directly to the shareholders for approval. Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as the related parties in this transaction withheld their votes from this proposal, thus allowing the minority shareholders to vote on this matter.

As the operations of the Company consist solely of the in-tangible assets comprised of the 24 (twenty-four) websites, the divestiture of the in-tangible assets of the Company discontinued all of the operations within Oldwebsites.com.

The completion date of this transaction was at the end of the business day on November 30, 2009.   The shareholders of the Company did not receive any consideration as a result of the sale.  Discontinuing the operations within the Company did not affect its classification as a shell company. The stock of the Company continued to be publicly traded.  The stock of the Company continued to have a market and be traded on the Over The Counter Bulletin Board (OTCBB).

With the retirement of the debt owed to Cooksmill NetSystems Inc. this positioned the Company to be more attractive for potential transactions including, but not limited to, corporate merger, acquisition or financing.

At a Board of Directors Meeting held on March 15, 2011, a discussion was held regarding the financial condition of the Company.  The Company has no assets or revenues and as of December 31, 2010, the Company has received additional advances of $28,300 from Cooksmill NetSystems Inc. These advances were made to the Company so that they were able to pay for certain expenses such as legal and accounting fees so that the Company could continue as a reporting company with the United States Securities and Exchange Commission.  These advances are due on demand and bear no interest.

Since November 2009, the Board of Directors have been actively seeking prospects for merger, acquisition or financing, but to date have not been able to enter into any such business opportunity.  As such, the Board of Directors determined that due to the financial condition of the Company and as they believe that they had exhausted all of their options seeking prospects for merger, acquisition or financing, instructed Paul Roszel to explore the necessary obligations and requirements for an orderly dissolution or wind down of the Company, in the event that the Company was unable to continue as a going concern.

On June 23, 2011, The Board of Directors held a meeting to further discuss the future of the Company. The Board of Directors determined that with no potential transactions related to corporate merger, acquisition or financing available at this time, with no assets or revenues, with the accumulated debt owed to Cooksmill NetSystems Inc. as of March 31, 2011 of $29,400 and a accumulated deficit of $220,412 as of March 31, 2011, that the Company is not solvent and as such is no longer able to continue as a going concern.

Paul Roszel reported that in order to dissolve the Company, The Board of Directors must recommend dissolution to the shareholders.  The Utah Revised Business Corporation Act Section 16-10a-1402 states that the proposal to dissolve must be approved by each voting group entitled to vote separately on the proposal, by a majority of all the votes entitled to be cast on the proposal by that voting group, unless a greater vote is required by the articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021, or by the Board of Directors acting pursuant to Subsection (3), whereby the Board of Directors may condition the effectiveness of the dissolution on any basis.

At the scheduled Meeting of the Shareholders the shareholders are being asked to vote on the ratification of the consent resolution of the Board of Directors of Oldwebsites.com, Inc. regarding dissolution, subject to the conditions set forth below.

The Board of Directors is requesting that the shareholders vote on the dissolution of the Company, reserving to the Board of Directors the right to forgo dissolution of the Company if a business opportunity deemed by the Board to be more favorable to the shareholders becomes available prior to dissolution.  In addition, the Board retains the right, under Utah Code Sec. 16-10a-1404, to revoke the dissolution within 120 days after the effective date of the dissolution by resolution of the Board alone and with no further or other actions by the shareholders. At the present time there are no pending mergers, acquisitions or financing options, however, in the event that a business opportunity is received in advance of the Meeting of Shareholders and is deemed by the Board of Directors to be more favorable to the shareholders than the dissolution of the Company, the shareholders authorize the Board of Directors to accept such an offer on their behalf.  If no acceptable business opportunity is received prior to the Meeting of Shareholders, the Directors of the Company, pending shareholder approval, will proceed with an orderly dissolution of the Company.

If shareholders vote to approve the ratification of the consent resolution of the Board of Directors of Oldwebsites.com, Inc. regarding dissolution, subject to the conditions set forth, the Board of Directors will proceed in a timely manner, unless a business opportunity deemed by the Board of Directors to be more favorable to the shareholders becomes available, to dissolve the Company.  Articles of Dissolution will be filed with the State of Utah, Dept of Commerce, Division of Corporations & Commercial Code, the Company will cease reporting with the United States Securities and Exchange Commission and the 7,909,345 common shares held as a combined total as of December 31, 2010 by 699 shareholders will halt trading on the Over-The-Counter-Bulletin-Board (OTCBB).  With no assets remaining within the Company and a debt owing to Cooksmill NetSystems Inc. the shareholders will receive no consideration in the event of the dissolution of the Company.

If the shareholders of the Company choose not to approve the ratification of the consent resolution of the Board of Directors of Oldwebsites.com, Inc. regarding the dissolution, the Company will be forced into liquidation as the Company no longer has funding available to continue as a going concern.

Each shareholder is entitled to vote, in person or by proxy, the number of common shares held, in regards to the ratification of the consent resolution of the Board of Directors of Oldwebsites.com, Inc. regarding the dissolution of the Company, subject to the conditions set forth.

Cooksmill NetSystems Inc, the majority shareholder of the Company, holding 50.35% of the outstanding shares is entitled to vote, in person or by proxy, the number of common shares held on the proposal to ratify of the consent resolution of the Board of Directors of Oldwebsites.com, Inc. regarding the dissolution of the Company, subject to the conditions set forth.  As the majority shareholder of the Company, the vote cast by Cooksmill NetSystems Inc, will directly affect the outcome, either for or against, the ratification of the consent resolution of the Board of Directors of Oldwebsites.com, Inc regarding the dissolution of the Company.

The Utah Revised Business Corporation Act Section 16-10a-1402 states that the proposal to dissolve must be approved by each voting group entitled to vote separately on the proposal, by a majority of all the votes entitled to be cast on the proposal by that voting group, unless a greater vote is required by the articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021, or by the Board of Directors acting pursuant to Subsection (3), whereby the Board of Directors may condition the effectiveness of the dissolution on any basis.

The Board of Directors recommends a vote "FOR" the dissolution of the Company subject to the conditions above.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in its Annual Report of December 31, 2010 on Form 10-K and its most recent Quarterly Report of March 31, 2011 on Form 10-Q as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules there under.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and/or the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at its address set forth above or request via email at info@oldwebsites.com.

By Order of the Board of Directors
July 11, 2011
James Roszel, Chairman

OLDWEBSITES.COM, INC.
DECEMBER 31, 2010
10-K

INDEX

Part I

Item 1.    Business
Item 1A.   Risk Factors
Item 1B.   Unresolved Staff Comments
Item 2.    Properties
Item 3.    Legal Proceedings

Part II

Item 5.    Market for Registrant’s Common Equity, Related Stockholder
Matters and Issuer Purchases of Equity Securities
Item 6.    Selected Financial Data
Item 7.    Management's Discussion and Analysis of Financial
           Condition and Results of Operations
Item 7A.   Quantitative and Qualitative Disclosures About Market Risk
Item 8.    Financial Statements and Supplemental Data
Item 9.    Changes in and Disagreements with Accountants on
           Accounting and Financial Disclosures
Item 9A    Controls and Procedures

PART I

ITEM 1. BUSINESS

Introduction
Oldwebsites.com, Inc. ("the Company") is a Utah corporation originally incorporated on August 26, 1999 as Fiberglass.com, Inc.

Maydao Corporation (formerly known as RecycleNet Corporation) acquired the Company as a wholly owned subsidiary on January 2, 2001.

Maydao Corporation operated a buy/sell/trade exchange for anything that is scrap or used.  Fiberglass.com, Inc. had traditionally been focused on the composite materials industry with its Business-to-Business online portal. Management identified that a category of used items that was a growing commodity that could be bought or sold was old websites and domain names. On July 8, 2003, Fiberglass.com, Inc. created, within its portal business, a custom exchange to buy and sell old websites, www.oldwebsites.com

On February 16, 2007, the name of the Company was changed from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

Subsequently, on June 6, 2007, Maydao Corporation announced the spin-off of Oldwebsites.com, Inc. to its shareholders effective September 7, 2007.  As of the date of the spin-off, Oldwebsites.com, Inc. functioned as its own fully reporting entity.

At the Annual Meeting of Shareholders held on November 25, 2009, the shareholders unanimously approved the sale of the intangible assets of the Company to Cooksmill NetSystems Inc.  These intangible assets, which were comprised of twenty-four websites with a zero basis, were sold in exchange for the debt owed to Cooksmill NetSystems Inc. of $46,000 in lieu of cash payment.  As the operations of the Company consisted solely of these intangible assets the divestiture of the intangible assets of the Company discontinued all of the operations within Oldwebsites.com. As Cooksmill NetSystems, Inc. is a related party; the gain on sale/forgiveness of debt was recorded as additional paid-in capital as a shareholder contribution.

Company History
Revenues in Oldwebsites.com, Inc. had been from the Business-to-Business online portal, which was focused on the composite materials industry.  The Company charged a monthly fee for services that were provided to customers.

In July 2003, the Company created within its portal business a custom exchange to buy and sell old websites and domain names, www.oldwebsites.com.

In 2007, the Company turned its focus on the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

On January 1, 2008, the Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc, a related party through common ownership.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

Oldwebsites.com, Inc. owned and/or managed intangible assets in the form of websites and domain names.

The Company anticipated capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange.  No websites have been sold through the exchange.

At a board meeting held on September 24, 2009, the Board of Directors decided that due to the economic downturn, that the Company could no longer sustain the business plan of the development of websites with a 3 to 5 year time sales horizon.  As the Company had accumulated deficits, negative cash flows from operations, and losses since inception, the Company could no longer sustain these operations as a going concern.

The Company recommended that Cooksmill NetSystems, Inc, acquire all of the intangible assets of the Company, which were comprised of twenty-four websites for the debt owed to Cooksmill NetSystems Inc. of $46,000 in lieu of cash payment.  The Company did not have any cash in order to pay this debt and did not anticipate having the cash in the future to retire this debt.

As the intangible assets of the Company had nominal value, the sale price and form of consideration was determined by the recommendation of the Board of Directors in order to dispose of the intangible assets of the Company, to discontinue the ongoing losses occurring, and to eliminate the debt owed by the Company.

Mr. James Roszel and Mr. Paul Roszel are both principals of Cooksmill NetSystems Inc. and members of the Board of Directors of the Company.  Due to this potential conflict of interest, the Board of Directors did not engage in any negotiations and referred this proposal directly to the shareholders for approval.  Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as the related parties in this transaction withheld their votes from this proposal, thus allowing the minority shareholders to vote on this matter.

At the Annual Meeting of Shareholders held on November 25, 2009 the shareholders unanimously approved that Cooksmill NetSystems Inc acquire all of the intangible assets of the Company, which were comprised of twenty-four websites for the debt owed to Cooksmill NetSystems Inc. of $46,000 in lieu of cash payment.  As the operations of the Company consisted solely of the intangible assets comprised of the twenty-four websites, the divestiture of the intangible assets of the Company discontinued all of the operations within Oldwebsites.com. As Cooksmill NetSystems, Inc. is a related party; the gain on sale/forgiveness of debt was recorded as additional paid-in capital as a shareholder contribution.

The completion date of this transaction was at the end of business on November 30, 2009. As of November 30, 2009, upon divestiture of the intangible assets of the Company, all of the operations within Oldwebsites.com were discontinued.

Discontinuing the operations within the Company did not affect its classification as a shell company. The stock of the Company continues to have a market and to be publicly traded on the Over The Counter Bulletin Board (OTCBB).

Additional information about this transaction can be viewed in the Definitive Proxy Statement, as previously filed on November 10, 2009.

Mission
The Company no longer has any operations or revenues and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

Bankruptcy, receivership or similar proceeding
None

Employees
The Company has no employees.

Reports to Security Holders
The Company intends to prepare and deliver to its security holders an annual report each year, which will include audited financial statements.

Effect of Governmental Regulations
The Company is unaware of any existing or probable government regulations that would have any material negative impact on our business.

The Company is a "reporting company" under the Securities Exchange Act of 1934 and is required to file annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-K, 10-Q, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

ITEM 1A.  RISK FACTORS
As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

ITEM 1B.  UNRESOLVED STAFF COMMENTS
None

ITEM 2. PROPERTIES

Facilities
The Company does not currently own any operating facilities.  The Company’s corporate offices are located at 4804 Skycrest Park Cove, Salt Lake City, Utah.  The Company also maintains shared office space at 7 Darren Place, Guelph, Ontario, Canada. The Company believes that the current facilities will be adequate for the foreseeable future. All research and development activities are performed in these facilities.

ITEM 3. LEGAL PROCEEDINGS
Neither the Company, nor any of its officers, directors, or greater than 10% beneficial shareholders, are involved in any litigation or legal proceedings involving the business of the Company.

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information
The Company has authorized 150,000,000 common shares. There are no provisions in the Articles of Incorporation of the Company that would delay, defer, or prevent a change in control of the Company. The Company has no debt securities issued.

On April 15, 2008 FINRA (Financial Industry Regulatory Authority) cleared the request for an unpriced quotation on the OTC Bulletin Board for Oldwebsites.com, Inc common stock.  The stock symbol for Oldwebsites.com, Inc. is “OLDW”.  The Company's shares are traded on the over-the-counter bulletin board securities market. The following table gives the range of high and low bid information for the Company's common shares for each quarter for the years ended December 31, 2010 and 2009. Because the Company's shares are traded in the over-the-counter market, the quotations shown below reflect inter-dealer prices without retail mark up, markdown or commission and they may not represent actual transactions.

Fiscal Quarter	High Bid	Low Bid

1st Quarter, 2010	$0.04	$0.01
2nd Quarter, 2010	$0.04	$0.01
3rd Quarter, 2010	$0.02	$0.01
4th Quarter, 2010	$0.06	$0.01

Fiscal Quarter	High Bid	Low Bid

1st Quarter, 2009	$0.06	$0.02
2nd Quarter, 2009	$0.10	$0.02
3rd Quarter, 2009	$0.03	$0.02
4th Quarter, 2009	$1.01	$0.02

As of December 31, 2010, the number of shareholders of record of the Company’s common shares was 699.  The Company has not declared or paid any cash dividends.  It is not anticipated that any cash dividends will be declared or paid in the near future. There are no contractual or other restrictions that limit the ability of the Company to pay dividends on its common shares and none are anticipated in the future.

Recent Sales of Unregistered Securities
The Company has made no offers or sales of unregistered securities during the year ended December 31, 2010 and none are intended at the present time.

ITEM 6.  SELECTED FINANCIAL DATA
As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

ITEM 7. MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Overview
Prior to November 30, 2009 and the sale of the assets of the Company, Oldwebsites.com, Inc., operated an online exchange for buying and selling old web sites and domain names. This was through the custom development of websites with a 3 to 5 year time sale horizon.   The Company anticipated capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange.  No websites have been sold through the exchange.

At a board meeting held on September 24, 2009, the Board of Directors decided that due to the economic downturn, that the Company could no longer sustain the business plan of the development of websites with a 3 to 5 year time sale horizon.  As the Company has accumulated deficits, negative cash flows from operations, and losses since inception the Company could no longer sustain these operations as a going concern.

The only revenue being recorded by the Company was from an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net pay-per-lead sales generated by customers referred by the Company’s web sites.

Since May 2008, the Company has received accumulative working capital loan proceeds of $74,300 from Cooksmill NetSystems, Inc., the major shareholder of the Company, of which $28,300 is unpaid as of December 31, 2010.  Cooksmill NetSystems Inc. is an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of the Company.  This loan was to allow the Company to pay for expenses.  This loan is due on demand and bears no interest.  At this time, the Company had no other external debt.

As the Company could no longer be sustained as a going concern, the Board of Directors recommended discontinuing the operations within Oldwebsites.com, Inc.

The Company recommended that Cooksmill NetSystems, Inc, acquire all of the intangible assets of the Company, which were comprised of twenty-four websites for the debt owed to Cooksmill NetSystems Inc. as of November 30, 2009 of $46,000 in lieu of cash payment.  The Company did not have any cash in order to pay this debt and did not anticipate having the cash in the future to retire this debt. As Cooksmill NetSystems, Inc. is a related party; the gain on sale/forgiveness of debt was recorded as additional paid-in capital as a shareholder contribution.

As the intangible assets of the Company had nominal value the sale price and form of consideration was determined by the recommendation of the Board of Directors in order to dispose of the intangible assets of the Company, discontinue the ongoing losses occurring, and eliminate the debt owed by the Company.  No negotiations of this proposed divestiture were engaged in by the Board of Directors due to a conflict of interest.

The recommendation for Cooksmill NetSystems, Inc. to acquire the intangible assets of the Company in lieu of payment of the debt owed to Cooksmill NetSystems Inc. was directly referred to the shareholders for vote.   Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as the related parties, withheld their votes from this proposal, allowing the minority shareholders to vote on this matter.

Mr. James Roszel and Mr. Paul Roszel, are both principals of Cooksmill NetSystems Inc. and members of the Board of Directors of the Company.  Due to this potential conflict of interest the Board of Directors did not engage in any negotiations and referred this proposal directly to the shareholders for approval.  The acquisition of all of the intangible assets of Oldwebsites.com, Inc. by Cooksmill NetSystems Inc. would benefit the shareholders of the Company in that this would retire the debt owed to Cooksmill NetSystems Inc., as of November 30, 2009, it would discontinue the continuing losses of the Company, and would position the Company to be more attractive for potential transactions including, but not limited to, corporate merger or acquisition.  At this time the Company has not entered into any potential transactions related to corporate merger or acquisition.

At the Annual Meeting of Shareholders held on November 25, 2009 the shareholders unanimously approved Cooksmill NetSystems Inc to acquire all of the intangible assets of the Company, which were comprised of twenty-four websites for the debt owed to Cooksmill NetSystems Inc. of $46,000 in lieu of cash payment.  As the operations of the Company consisted solely of the intangible assets comprised of the twenty-four websites, the divestiture of the intangible assets of the Company discontinued all of the operations within Oldwebsites.com.

The completion date of this transaction was at the end of the business day on November 30, 2009.

The shareholders of the Company did not receive any consideration as a result of the sale.  There was no impact from the sale of the intangible assets on the ownership of the Company.  In our view this will not have any federal income tax consequences to the shareholders.

Discontinuing the operations within the Company did not affect its classification as a shell company. The stock of the Company continues to be publicly traded.  The stock of the Company will continue to have a market and be traded on the Over The Counter Bulletin Board (OTCBB).

With the sale of the intangible assets, the Company no longer has any operations or future revenues, and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

Results of Operations

Business Condition - The Company has accumulated deficits, negative cash flows from operations and losses since inception. This situation raised substantial doubt about its ability to continue as a going concern.  The Company believed that the shift in the focus of the operations would be sufficient to fund its ongoing operations, but that was not realized. The Company was unsuccessful in these efforts and discontinued its operations with the sale of its intangible assets on November 30, 2009.

Sales Revenues
For the Year Ended December 31,
	2010	2009

Sales Revenues	$-	$5,691

Prior to November 30, 2009 and the sale of the assets of the Company, Oldwebsites.com, Inc., operated an online exchange for buying and selling old web sites and domain names. This was through the custom development of websites with a 3 to 5 year time sale horizon.   The Company anticipated capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange.  No websites were sold through the exchange.

The only sales revenue being recorded by the Company was from an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net pay-per-lead sales generated by customers referred by the Company’s web sites.

With the sale of the intangible assets, on November 30, 2009, the Company no longer has any operations or revenues.

Operating Expenses
For the Year Ended December 31,
	2010	2009

Operating Expenses	$22,122	$29,963

With the sale of the intangible assets, the Company no longer has any operations.  As such, the expenses now being incurred by the Company are the costs associated with maintaining its position as a reporting company with the United States Securities and Exchange Commission.

As the Company no longer has any revenues in order to generate cash flow, the Company has received advances of $28,300 from Cooksmill NetSystems Inc. to pay for expenses.  Expenses incurred during the year ended December 31, 2010 were: Office and Administrative Charges of $2,960, Postage of $800, Legal and Accounting of $17,200, Travel Expense of $936, and Bank Charges of $226.  These funds were advanced so that the Company could pay for these expenses incurred.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds; however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Net Loss

	2010	2009

Net Loss	$(22,122)	$(24,272)

As discussed above, with the sale of the intangible assets, the Company no longer has any operations to offset the expense of maintaining its position as a reporting company.   Therefore, these costs incur a direct loss in the Company while it actively pursues potential transactions including, but not limited to, financings, corporate merger or acquisition.

Cash Position
The Company’s cash position recorded at December 31, 2010 of $371 has decreased from the December 31, 2009 cash position of $1,536.

This reduction in cash is the direct result of the Company having no operations while incurring the expenses mentioned above.

Advances from Related Party
As of December 31, 2010 and 2009, the Company has a working capital loan of $28,300 and $8,000 payable to Cooksmill NetSystems Inc. to enable the Company to pay for its expenses.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds, however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Future Plans for Expansion
With the sale of the intangible assets the Company no longer has any operations or revenues and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

Off Balance Sheet Arrangements
None

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

OLDWEBSITES.COM, INC.
INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Balance Sheets

Statements of Operations

Statement of Stockholders' Equity (Deficit)

Statements of Cash Flows

Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors

Oldwebsites.com, Inc.

We have audited the balance sheets of Oldwebsites.com, Inc. as of December 31, 2010 and 2009 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oldwebsites.com, Inc. as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s sale of operations, negative cash flows from operations and accumulated deficit raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah

March 23, 2011

OLDWEBSITES.COM, INC
CONDENSED BALANCE SHEETS

December 31,	2010	2009
ASSETS
Current Assets
Cash	$371	$1,536
Total Assets	371	1,536

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued expenses	12,257	11,600
Loan payable to related party	28,300	8,000
Total Current Liabilities	40,557	19,600
Stockholders' Deficit
Common shares - $0.00 par value; 150,000,000 shares authorized; 7,909,345 shares issued and outstanding, respectively	131,927	131,927
Additional paid-in capital	46,000	46,000
Accumulated deficit	(218,113)	(195,991)
Total Stockholders' Deficit	(40,186)	(18,064)
Total Liabilities and Stockholders' Deficit	$371	$1,536
The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
CONDENSED STATEMENTS OF OPERATIONS

	For The Years
	Ended December 31,
	2010	2009
Sales	$-	$5,691
Selling, general and administrative expenses	(22,122)	(29,963)
Net Loss	$(22,122)	$(24,272)

Basic and Diluted Loss Per Common Share	$-	$-
Weighted-Average Common Shares Outstanding	7,909,345	7,909,345

The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2010

					Total
	Common Shares		Additional	Accumulated	Stockholders'
	Shares Amount		Paid-in Capital	Deficit	Equity (Deficit)
Balance - December 31, 2008	7,909,345	$131,927	$-	$(171,719)	$(39,792)

Contribution for related party sale of intangible assets	-	-	46,000	-	46,000

Net loss for the year ended December 31, 2009	-	-	-	(24,272)	(24,272)

Balance - December 31, 2009	7,909,345	131,927	46,000	(195,991)	(18,064)

Net loss for the year ended December 31, 2010	-	-	-	(22,122)	(22,122)

Balance - December 31, 2010	7,909,345	$131,927	$46,000	$(218,113)	$(40,186)
The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
STATEMENTS OF CASH FLOWS

For the Years Ended December 31,	2010	2009
Cash Flows From Operating Activities:
Net loss	$(22,122)	$(24,272)
Changes in assets and liabilities:
Accrued expenses	657	50
Net Cash Used in Operating Activities	(21,465)	(24,222)

Cash Flows From Investing Activities	-	-

Cash Flows From Financing Activities:
Cash proceeds from loan payable to related party	20,300	24,000
Cash Flows Provided by Financing Activities	20,300	24,000
Net Change in Cash	(1,165)	(222)
Cash at Beginning of Period	1,536	1,758
Cash at End of Period	$371	$1,536

Non-cash Investing and Financing Activities:

Shareholder contribution from related party sale of ingangible assets in lieu of payment of related party loan payable	$-	$46,000
The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying financial statements present the financial position of Oldwebsites.com, Inc. (the Company) and the results of the operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition – These financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2010, the Company has accumulated deficits of $218,113 and has experienced negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believed that the reduction in operating expenses would be sufficient to fund its ongoing operations, but this was not realized. The Company was unsuccessful in these efforts and discontinued its operations with the sale of its intangible assets on November 30, 2009, as further described in Note 2. The Company is currently seeking opportunities for a corporate merger or acquisition transaction. The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Operations – All of the intangible assets of the Company, with a zero book value, were sold on November 30, 2009 resulting in the discontinuing of all operations of the Company. See discussion in Note 2.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as cash, accrued expenses and loan payable to related party are considered to be reasonable approximations of their fair values.

Revenue Recognition – Through November 30, 2009, the Company had an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

Income Taxes — The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary. Assets and liabilities are established for uncertain tax positions taken or positions expected to be taken in income tax returns when such positions are judged to not meet the “more-likely-than-not” threshold based on the technical merits of the positions. Estimated interest and penalties related to uncertain tax positions are included as a component of selling, general and administrative expense.

Basic and Diluted Income (Loss) per Common Share - Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive. As of December 31, 2010 and 2009, the Company had no common stock equivalents outstanding.

Subsequent Events – Subsequent events have been evaluated through March 23, 2011, the date that these financial statements were issued.

NOTE 2-RELATED PARTY TRANSACTIONS

As of November 30, 2009, the Company had received loans of $46,000 from Cooksmill NetSystems, Inc. This loan was eliminated on November 30, 2009 in exchange for the intangible assets of the Company through a shareholder contribution to additional paid-in capital.  As of December 31, 2010, additional working capital loans of $28,300 have been received.  These loans enable the Company to pay expenses such as legal and accounting fees.  This note payable is due on demand and bears no interest.

Cooksmill NetSystems Inc. provided Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service were billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the years ended December 31, 2010 and 2009 were $0 and $8,250, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

The Company has shared office space in a facility owned by the family of the President of the Company.

NOTE 3-STOCKHOLDERS' EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

On June 6, 2007, Maydao Corporation announced the spin-off of Oldwebsites.com, Inc. effective September 7, 2007.  The spin-off was in the form of a pro-rata share dividend to Maydao Corporation common shareholders.  On September 7, 2007, the common shareholders of record of Maydao Corporation received one share of Oldwebsites.com, Inc. for every ten shares of Maydao Corporation.   The remaining undistributed share balance of 1,190,655 shares was returned to the company.  The balance of issued and outstanding shares of Oldwebsites.com, Inc. as of December 31, 2010 is 7,909,345.

NOTE 4-INCOME TAXES

The Company files tax returns in the U.S. Federal jurisdiction and, in the state of Utah.  The Company is no longer subject to U.S. federal tax examinations for tax years before and including December 31, 2007. During the years ended December 31, 2010 and 2009, the Company did not incur or recognize interest and penalties.

Deferred tax assets are comprised of the following at December 31, 2010 and 2009:

December 31,	2010	2009
Operating Loss Carry Forward	$51,486	$43,234
Less: Valuation allowances	(51,486)	(43,234)
Net Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2010 and 2009 due to the net losses realized.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax loss with the provision for income taxes for the years ended December 31:

For the years ended December 31,	2010	2009
Tax benefit at statutory rate 34%	$(7,521)	$(8,252)
Non-deductible expenses	-	17,158
Benefit of operating loss carryforwards	-	(4,346)
Change in deferred tax asset valuation allowance	8,252	(3,759)
Other	(731)	(801)
Net Income Tax Expense	$-	$-

The Company has U.S. federal operating loss carry forwards of $183,474 that expire from 2020 through 2030. The uses of U.S. operating loss carry forwards are limited and may not be available to offset future income.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

There are currently no disagreements or changes pending with the Company’s accountants.

ITEM 9A.  CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures: We evaluated the effectiveness of the design and operation of our “disclosure controls and procedures” as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. This evaluation (the “disclosure controls evaluation”) was done under the supervision and with the participation of management, including our chief executive officer (“CEO”) and chief financial officer (“CFO”). Rules adopted by the SEC require that in this section of our Annual Report on Form 10-K we present the conclusions of the CEO and the CFO about the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report based on the disclosure controls evaluation.

Objective of Controls: Our disclosure controls and procedures are designed so that information required to be disclosed in our reports filed or submitted under the Exchange Act, such as this Annual Report on Form 10-K, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Our disclosure controls and procedures are also intended to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, and the Board of Directors as appropriate to allow timely decisions regarding required disclosure. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives, and management necessarily is required to use its judgment in evaluating the cost-benefit relationship of possible disclosure controls and procedures.

Management’s Report on Disclosure Controls and Procedures: Based upon the disclosure controls and procedures evaluation, our CEO and CFO have concluded that as of the end of the period covered by this report; our disclosure controls and procedures were effective.

Management's Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting.  The Company’s internal control over financial reporting is a process designed under the supervision of the Company’s principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles.

Due to its inherent limitations, internal control over financial reporting may not prevent or detect misstatements and, even when determined to be effective, can only provide reasonable, not absolute, assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate as a result of changes in conditions or deterioration in the degree of compliance.

At December 31, 2010, management assessed the effectiveness of the Company’s internal control over financial reporting based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).  Based on the assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2010 and provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles.

This annual report on internal control over financial reporting (“Annual Report”) does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this Annual Report.

Changes in Internal Control over Financial Reporting

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

OLDWEBSITES.COM, INC.
MARCH 31, 2011
10-Q

INDEX

Part I

Item 1.    Financial Statements

Condensed Balance Sheets – March 31, 2011 and December 31, 2010            (Unaudited)

Condensed Statements of Operations for the Three Months Ended
March 31, 2011 and 2010 (Unaudited)

Condensed Statements of Cash Flows for the Three Months Ended
March 31, 2011 and 2010 (Unaudited)

Notes to Condensed Financial Statements (Unaudited)

Item 2.    Management's Discussion and Analysis of Financial
           Condition and Results of Operations

Item 3.    Quantitative and Qualitative Disclosures About Market Risk

Item 4.    Controls and Procedures

OLDWEBSITES.COM, INC
CONDENSED BALANCE SHEETS
(Unaudited)
	March 31,	Decemeber 31,
	2011	2010
ASSETS
Current Assets
Cash	$370	$371
Total Assets	370	371

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued expenses	13,455	12,257
Loan payable to related party	29,400	28,300
Total Current Liabilities	42,855	40,557
Stockholders' Deficit
Common shares - $0.00 par value; 150,000,000 shares
authorized; 7,909,345 shares issued and outstanding, respectively	131,927	131,927
Additional paid-in capital	46,000	46,000
Accumulated deficit	(220,412)	(218,113)
Total Stockholders' Deficit	(42,485)	(40,186)
Total Liabilities and Stockholders' Deficit	$370	$371

OLDWEBSITES.COM, INC
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For The Three Months
	Ended March 31,
	2011	2010
Sales	$-	$-
Selling, general and administrative expenses	2,299	3,646
Net Loss	$(2,299)	$(3,646)

Basic and Diluted Loss Per Common Share	$-	$-
Weighted-Average Common Shares Outstanding	7,909,345	7,909,345

OLDWEBSITES.COM, INC
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
	'For the Three Months Ended March 31,
	2011	2010
Cash Flows From Operating Activities
Net loss	$(2,299)	$(3,646)
Changes in assets and liabilities:
Accrued expenses	1,198	(350)
Net Cash Used in Operating Activities	(1,101)	(3,996)

Cash Flows From Investing Activities	-	-

Cash Flows From Financing Activities
Cash proceeds from loan payable to related party	1,100	3,000
Cash Flows Provided by Financing Activities	1,100	3,000
Net Change in Cash	(1)	(996)
Cash at Beginning of Period	371	1,536
Cash at End of Period	$370	$540

OLDWEBSITES.COM, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1–ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations – Oldwebsites.com, Inc. ("the Company") is a Utah corporation originally incorporated on August 26, 1999 as Fiberglass.com, Inc.

Fiberglass.com, Inc. had traditionally been focused on the composite materials industry with its Business-to-Business online portal. Management identified that a category of used items that was a growing commodity that could be bought or sold was old websites and domain names.  On July 8, 2003, Fiberglass.com, Inc. created, within its portal business, a custom exchange to buy and sell old websites, www.oldwebsites.com. On February 16, 2007, the name of the Company was changed from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

The Company then turned its focus to the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

At the Annual Meeting of Shareholders held on November 25, 2009, the shareholders unanimously approved the sale of the intangible assets of the Company to Cooksmill NetSystems Inc.  These intangible assets, which were comprised of twenty-four websites with a zero basis, were sold in exchange for the debt owed to Cooksmill NetSystems Inc. of $46,000 in lieu of cash payment.  As the operations of the Company consisted solely of these intangible assets the divestiture of the intangible assets of the Company discontinued all of the operations within Oldwebsites.com. As Cooksmill NetSystems, Inc. is a related party; the gain on sale/forgiveness of debt was recorded as additional paid-in capital as a shareholder contribution.

Basis of Presentation — The accompanying condensed financial statements have been prepared by Oldwebsites.com, Inc. and are unaudited.  In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been condensed or omitted.  The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended December 31, 2011.

Business Condition - The Company has accumulated deficits, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believed that the shift in the focus of the operations would be sufficient to fund its ongoing operations but this was not realized. The Company was unsuccessful in these efforts and discontinued its operations with the sale of its intangible assets on November 30, 2009. The Board of Directors has discussed an orderly dissolution of the company in the event the Company is unable to continue as a going concern due to the lack of operations and inability to obtain financing or merger/acquisition candidates.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

NOTE 2–RELATED PARTY TRANSACTIONS

As of March 31, 2011, the Company has received advances of $29,400 from Cooksmill NetSystems, Inc.  These funds were advanced to the Company for payment of expenses such as legal and accounting within normal payment terms.
This advance is due on demand and bears no interest.

Cooksmill NetSystems, Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc. Inter-Continental Recycling Inc. is the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, a Director of the Company, and his immediate family including James Roszel, the President and Chief Executive Officer of the Company.

NOTE 3–STOCKHOLDERS’ EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

NOTE 4–BASIC AND DILUTED LOSS PER COMMON SHARE

At March 31, 2011 and 2010, the Company had no common stock equivalents outstanding.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Section and elsewhere in this Form 10-Q regarding matters that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements that address operating performance, events or developments that management expects or anticipates to occur in the future, including statements relating to sales and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance. Many factors could cause actual results to differ materially from estimates contained in management's forward-looking statements.  The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, competitive pressures, inadequate capital, unexpected costs, lower revenues, net income and forecasts, the possibility of fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans and loss of key executives, among other things.

Overview

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Results of Operations

Organization and Nature of Operations — Oldwebsites.com, Inc., formerly Fiberglass.com, operated an exchange for buying and selling old web sites and domain names.  The Company anticipated capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange. On February 16, 2007, the Company changed its name from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

Oldwebsites.com, Inc. offered services to grow organic and natural search traffic to the web sites listed in the exchange.  The Company believed that the true value of a web site was in the traffic it generated.  Websites that utilized the exchange would be monetized using the services available to the Company.

The Company's marketing strategy was designed to strengthen and increase traffic to the websites listed in the oldwebsites.com exchange.

At a board meeting held on September 24, 2009, the Board of Directors decided that due to the economic downturn, and as no websites had been sold through the exchange, that the Company could no longer sustain the business plan of the development of websites with a 3 to 5 year time sale horizon.  As the Company had accumulated deficits, negative cash flows from operations, and losses since inception the Company could no longer sustain these operations as a going concern.

The only revenue being recorded by the Company was from an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net pay-per-lead sales generated by customers referred by the Company’s web sites.

As the Company could no longer be sustained as a going concern, the Board of Directors recommended discontinuing the operations within Oldwebsites.com, Inc.

Since May 2008, the Company had received accumulative working capital loan proceeds from Cooksmill NetSystems, Inc. the major shareholder of the Company.  Cooksmill NetSystems Inc. is an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of the Company.  This loan was to allow the Company to pay for expenses.  This loan is due on demand and bears no interest.  At that time, the Company had no other external debt.

The Company recommended that Cooksmill NetSystems, Inc, acquire all of the intangible assets of the Company, which were comprised of twenty-four websites with a zero basis, for the debt owed to Cooksmill NetSystems Inc. as of November 30, 2009 of $46,000 in lieu of cash payment.  The Company did not have any cash in order to pay this debt and did not anticipate having the cash in the future to retire this debt. As Cooksmill NetSystems, Inc. is a related party; the gain on sale/forgiveness of debt was recorded as additional paid-in capital as a shareholder contribution.

As the intangible assets of the Company had nominal value the sale price and form of consideration was determined by the recommendation of the Board of Directors in order to dispose of the intangible assets of the Company, discontinue the ongoing losses occurring, and eliminate the debt owed by the Company.  The Board of Directors due to a conflict of interest engaged in no negotiations of this proposed divestiture.

The acquisition of all of the intangible assets of Oldwebsites.com, Inc. by Cooksmill NetSystems Inc. would benefit the shareholders of the Company in that this would retire the debt owed to Cooksmill NetSystems Inc., as of November 30, 2009, it would discontinue the continuing losses of the Company, and would position the Company to be more attractive for potential transactions including, but not limited to, corporate merger or acquisition.  At this time the Company has not entered into any potential transactions related to corporate merger or acquisition.

At the Annual Meeting of Shareholders held on November 25, 2009, the shareholders unanimously approved the sale of the Company’s intangible assets to Cooksmill NetSystems Inc. As the operations of the Company consisted solely of the intangible assets comprised of the twenty-four websites, the divestiture of the intangible assets of the Company discontinued all of the operations within Oldwebsites.com.

The completion date of this transaction was at the end of the business day on November 30, 2009.

The shareholders of the Company did not receive any consideration as a result of the sale.  There was no impact from the sale of the intangible assets on the ownership of the Company.  In our view this will not have any federal income tax consequences to the shareholders.

Discontinuing the operations within the Company did not affect its classification as a shell company. The stock of the Company continues to be publicly traded.  The stock of the Company will continue to have a market and be traded on the Over The Counter Bulletin Board (OTCBB).

With the sale of the intangible assets, the Company no longer has any operations or future revenues, and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

Business Condition - The Company has an accumulated deficit, negative cash flows from operations and losses since inception. This situation raised substantial doubt about its ability to continue as a going concern.  The Company believed that the shift in the focus of the operations would be sufficient to fund its ongoing operations but this was not realized. The Company was unsuccessful in these efforts and discontinued its operations with the sale of its intangible assets on November 30, 2009. The Board of Directors has discussed an orderly dissolution of the company in the event the company is unable to continue as a going concern due to the lack of operations and inability to obtain financing or merger/acquisition candidates.

Sales Revenues
	For the Three Months Ended
	March 31,
	2011	2010

Sales Revenues	$-	$-

With the sale of the intangible assets, the Company no longer has any operations or revenues.

Operating Expenses
	For the Three Months Ended
	March 31,
	2011	2010

General and Administrative Expenses	$2,299	$3,646

With the sale of the intangible assets, the Company no longer has any operations.  As such, the expenses now being incurred by the Company are the costs associated with maintaining its position as a reporting company with the United States Securities and Exchange Commission.

As the Company no longer has any revenues in order to generate cash flow, the Company has received advances of $29,400 from Cooksmill NetSystems Inc. to pay for expenses.  Expenses incurred during the first quarter of 2011 where: Office and Administrative Charges of $165, Legal and Accounting of $2,000, and Bank Charges of $34.  These funds were advanced so that the Company could pay for these expenses incurred.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds; however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Net Loss
	For the Three Months Ended
	March 31,
	2011	2010

Net Loss	$(2,299)	$(3,646)

As discussed above, with the sale of the intangible assets, the Company no longer has any operations to offset the expense of maintaining its position as a reporting company.   Therefore, these costs incur a direct loss in the Company while it actively pursues potential transactions including, but not limited to, financings, corporate merger or acquisition.

Liquidity and Capital Resources
	March 31,	December 31,
	2011	2010

Cash on Hand	$370	$371

The Company’s cash position recorded at March 31, 2010 of $370 has decreased from the December 31, 2009 cash position of $371.

This reduction in cash is the direct result of the Company having no operations while incurring the expenses mentioned above.

As of March 31, 2011, the Company has received working capital loan proceeds of $29,400, from Cooksmill NetSystems Inc. to enable the Company to pay for its expenses.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds, however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

ITEM 4T. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls: We evaluated the effectiveness of the design and operation of our “disclosure controls and procedures” as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. This evaluation (the “disclosure controls evaluation”) was done under the supervision and with the participation of management, including our chief executive officer (“CEO”) and chief financial officer (“CFO”). Rules adopted by the SEC require that in this section of our Quarterly Report on Form 10-Q we present the conclusions of the CEO and the CFO about the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report based on the disclosure controls evaluation.

Objective of Controls: Our disclosure controls and procedures are designed so that information required to be disclosed in our reports filed or submitted under the Exchange Act, such as this Quarterly Report on Form 10-Q, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Our disclosure controls and procedures are also intended to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, as appropriate to allow timely decisions regarding required disclosure. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives, and management necessarily is required to use its judgment in evaluating the cost-benefit relationship of possible disclosure controls and procedures

Management’s Report on Internal Control over Financial Reporting: Based upon the disclosure controls evaluation, our CEO and CFO have concluded that as of the end of the period covered by this report, our disclosure controls and procedures were effective to provide reasonable assurance that the foregoing objectives are achieved.

Changes in Internal Control over Financial Reporting: There were no changes in our internal control over financial reporting during the quarter ended March 31, 2011 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PROXY
OLDWEBSITES.COM, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 16, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of OLDWEBSITES.COM, INC. (“Company”) hereby constitutes and appoints James Roszel and Paul Roszel, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:15 am MST and at any adjournment thereof.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.
ELECTION OF DIRECTORS: Three persons are nominated - James Roszel, Paul Roszel and Terrence Millie (each shareholder has the right to vote the number of common shares held for each of the three nominees).  The election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

a)	James Roszel	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

b)	Paul Roszel	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

c)	Terrence Millie	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell, P.C. as the Company’s public accountants for the coming year.  The ratification of the independent public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        3.     DISSOLUTION OF THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE PROXY STATEMENT.    The Utah Revised Business Corporation Act Section 16-10a-1402 states that the proposal to dissolve must be approved by each voting group entitled to vote separately on the proposal, by a majority of all the votes entitled to be cast on the proposal by that voting group, unless a greater vote is required by the articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021, or by the Board of Directors acting pursuant to Subsection (3), whereby the Board of Directors may condition the effectiveness of the dissolution on any basis.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	OTHER BUSINESS: Such other business as may properly come before the meeting.

AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears here-on and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:______________	______________________________
Signature

______________________________
Joint Owner (if any)

Dated:________________, 2011	______________________________
Printed name(s)/Capacity